Exhibit 99.1

Coupang Announces First Quarter 2021 Results

SEOUL - (BUSINESS WIRE) May 12, 2021—Coupang, Inc. (NYSE: CPNG) today announced financial results for its first quarter ended March 31, 2021.

Key Financial and Operational Highlights

•Total net revenues increased 74% on a reported basis and 63% on a constant currency basis.
•Total Active Customers grew 21% year over year to 16 million and total net revenues per Active Customer was up 44% to $262 in the first quarter.
•Gross profit was $733 million in the first quarter, a 70% increase from last year.

“Coupang was founded with a mission to make customers wonder ‘How did I ever live without Coupang?’—a vision that forced us to reexamine the tradeoffs in commerce and to build hard things to tackle them,” said Founder, Bom Suk Kim. “Our strong 2021 first quarter results show that we are making meaningful progress towards that goal. We’re excited that our underlying fundamentals are better than ever and our differentiation keeps growing over time.”

First Quarter 2021 Results

	Three Months Ended March 31,
	2021	2020	% Y/Y Change

	(in thousands, except net revenues per Active Customer)
Total net revenues	$4,206,860	$2,413,259	74%
Total net revenues growth, constant currency[1]			63%
Active Customers	16,037	13,278	21%
Total net revenues per Active Customer	$262	$182	44%
Gross profit[2]	$732,506	$430,295	70%
Net loss	(295,033)	(105,353)	180%
Adjusted EBITDA[1]	(132,966)	(41,845)	NM3
_____________
1.Total net revenues growth, constant currency and adjusted EBITDA are non-GAAP financial measures as defined by the Securities and Exchange Commission (the “SEC”). See the “Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Measures” sections herein for more information regarding our use of these measures and reconciliations to the most directly comparable financial measures calculated in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
2.Gross profit is calculated as total net revenues minus cost of sales.
3.Non-meaningful.

Revenue: Total net revenues grew 74% year over year (YoY) to $4.2 billion in the first quarter of 2021, and 63% on a constant currency basis, due to continued growth in Active Customers and total net revenues per Active Customer. We ended the quarter with 16 million Active Customers, a 21% YoY increase, reflecting a high customer retention rate and new customer additions. Total net revenues per Active Customer was up 44% YoY driven by customer engagement across more categories, which was partly balanced by the higher mix of new customers, who initially spend less than existing customers. In addition, the YoY comparison in total net revenues growth was impacted by the COVID-19 pandemic that began during the first quarter of 2020 and contributed to elevated growth in total net revenues and total net revenues per Active Customer last year.

Gross Profit: Gross profit increased 70% to $733 million in the first quarter of 2021 and gross profit margin was 17.4% compared to 17.8% in the prior year. The change in gross margin is primarily due to increased investments to expand new offerings.

Net Loss and Adjusted EBITDA: Net loss was $295 million in the first quarter of 2021 due to higher operating, general and administrative costs, which increased to 23.8% of total net revenues from 20.9% in the prior year’s quarter. The increase in operating, general and administrative costs in Q1 2021 includes total equity-based compensation expense of $87 million, in part due to $66 million in costs related to the expensing of equity awards in conjunction with our IPO.

Adjusted EBITDA loss was $133 million in Q1 2021 compared to a $42 million loss in the prior year’s quarter. The higher loss was mainly driven by an increase in operating, general and administrative costs, which were 20.9% of total net revenues, excluding equity-based compensation and depreciation and amortization, compared to 19.8% in the prior year. The increase is related to investments to expand fulfillment center capacity, technology infrastructure and personnel as we continue to enhance our offerings and customer experience, as well as higher corporate costs and non-recurring expenses related to our IPO.

Net Cash (Used in) Provided by Operating Activities: In Q1 2021, net cash used in operating activities was ($183) million, a $498 million decrease from the prior year, reflecting the use of cash for working capital this year compared to a working capital benefit in last year’s quarter. The change in working capital compared to prior year was due to the timing of inventory investments and the timing of payables.

Webcast and Conference Call

Coupang, Inc. will host a conference call to discuss quarter results on May 12, 2021 at 5:30 PM Eastern Daylight Time (May 13, 2021 at 6:30 AM Korea Standard Time). A live webcast of the conference call will be available on our Investor Relations website, ir.aboutcoupang.com, and a replay of the conference call will be available for at least three months. This press release, including the reconciliations of certain non-GAAP measures to their nearest comparable U.S. GAAP measures, is also available on that site.

About Coupang

Coupang is one of the largest e-Commerce companies in Asia, with a mission to revolutionize the everyday lives of its customers and create a world where people wonder, “How did we ever live without Coupang?” Coupang offers a variety of services, including same-day and next-morning delivery of groceries and general merchandise, delivery of prepared foods through Coupang Eats, and video streaming through Coupang Play. Founded in 2010, Coupang has offices in Beijing, Los Angeles, Seattle, Seoul, Singapore, Shanghai, and Silicon Valley.

Investor Contact:	Media Contact:
Coupang IR	Coupang PR
ir@coupang.com	press@coupang.com

Key Business Metrics and Non-GAAP Financial Measures

We review the key business and financial metrics discussed below. We use these measures to evaluate our business, measure our performance, identify trends affecting our business, formulate business plans, and make strategic decisions.

Key Business Metrics
Active Customers
As of the last date of each reported period, we determine our number of Active Customers by counting the total number of individual customers who have ordered at least once directly from our apps or websites during the relevant period. A customer is anyone who has created an account on our apps or websites, identified by a unique email address. The change in Active Customers in a reported period captures both the inflow of new customers as well as the outflow of existing customers who have not made a purchase in the period. We view the number of Active Customers as a key indicator of our potential for growth in total net revenues, the reach of our network, the awareness of our brand, and the engagement of our customers.

Total Net Revenues per Active Customer
Total net revenues per Active Customer is the total net revenues generated in a period divided by the total number of Active Customers in that period. A key driver of growth is increasing the frequency and the level of spend of Active Customers who are shopping on our apps or websites. We therefore view total net revenues per Active Customer as a key indicator of engagement and retention of our customers and our success in increasing the share of wallet.

Non-GAAP Financial Measures
We report our financial results in accordance with U.S. GAAP. However, management believes that certain non-GAAP financial measures provide investors with additional useful information in evaluating our performance. These non-GAAP financial measures may be different than similarly titled measures used by other companies.

Our non-GAAP financial measures should not be considered in isolation from, or as substitutes for, financial information prepared in accordance with U.S. GAAP. Non-GAAP measures have limitations in that they do not reflect all the amounts associated with our results of operations as determined in accordance with U.S. GAAP. These measures should only be used to evaluate our results of operations in conjunction with the corresponding U.S. GAAP measures. For further information regarding these non-GAAP measures, including the limitations thereof and reconciliations of each non-GAAP financial measure to its most directly comparable U.S. GAAP financial measure, please refer to the financial tables in the “Reconciliations of Non-GAAP Financial Measures” section of this report.

Adjusted EBITDA and Adjusted EBITDA Margin

During the first quarter of 2021, we began using adjusted EBITDA and adjusted EBITDA margin as non-GAAP financial measures. Adjusted EBITDA is defined as net income/(loss) for a period before interest expense, interest income, income tax expense (benefit), depreciation and amortization, equity-based compensation, other income (expense), and impairment charges. Adjusted EBITDA margin is defined as adjusted EBITDA as a percentage of total net revenues. We use adjusted EBITDA and adjusted EBITDA margin as key measures to evaluate and assess our performance, allocate internal resources, prepare and approve our annual budget, and develop operating plans. We believe adjusted EBITDA and adjusted EBITDA margin are frequently used by investors and other interested parties in evaluating companies in the e-commerce industry for period-to-period comparisons as they remove the impact of non-cash items and certain variable charges. However, other companies may calculate adjusted EBITDA and adjusted EBITDA margin in a manner different from ours and therefore they may not be directly comparable to similar terms used by other companies. Adjusted EBITDA and adjusted EBITDA margin are not measures of financial performance under U.S. GAAP and should not be considered as alternatives to cash flow from operating activities or as measures of liquidity or alternatives to net income/(loss) as indicators of operating performance or any other measures of performance derived in accordance with U.S. GAAP. Adjusted EBITDA and adjusted EBITDA margin have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under U.S. GAAP.

Constant Currency Revenue and Constant Currency Revenue Growth

The effect of currency exchange rates on our business is an important factor in understanding period-to-period comparisons. Our financial reporting currency is the U.S. dollar (“USD”) and changes in foreign exchange rates can significantly affect our reported results and consolidated trends. For example, our business generates sales predominantly in Korean Won (“KRW”), which are favorably affected as the USD weakens relative to the KRW, and unfavorably affected as the USD strengthens relative to the KRW. We use non-GAAP constant currency revenue and constant currency revenue growth for financial and operational decision-making and as a means to evaluate comparisons between periods. We believe the presentation of our results on a constant currency basis in addition to U.S. GAAP results helps improve the ability to understand our performance because they exclude the effects of foreign currency volatility that are not indicative of our actual results of operations.

Constant currency information compares results between periods as if exchange rates had remained constant. We define constant currency revenue as total revenue excluding the effect of foreign exchange rate movements, and use it to determine the constant currency revenue growth on a comparative basis. Constant currency revenue is calculated by translating current period revenues using the prior period exchange rate. Constant currency revenue growth (as a percentage) is calculated by determining the increase in current period revenue over prior period revenue, where current period foreign currency revenue is translated using prior period exchange rates.

These results should be considered in addition to, not as a substitute for, results reported in accordance with U.S. GAAP. Results on a constant currency basis, as we present them, may not be comparable to similarly titled measures used by other companies and are not a measure of performance presented in accordance with U.S. GAAP.

COUPANG, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share/units)
(Unaudited)

	March 31, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$4,332,799	$1,251,455
Restricted cash	196,097	144,949
Accounts receivable, net	81,423	71,257
Inventories	1,306,958	1,161,205
Other current assets	239,132	211,848
Total current assets	6,156,409	2,840,714

Long-term restricted cash	4,802	4,898
Property and equipment, net	1,070,528	1,017,947
Operating lease right-of-use assets	1,129,538	1,011,255
Goodwill	4,077	4,247
Long-term lease deposits and other	231,204	188,271
Total assets	$8,596,558	$5,067,332
Liabilities, redeemable convertible preferred units and stockholders'/members’ equity (deficit)
Current liabilities:
Accounts payable	$2,964,877	$2,907,918
Accrued expenses	134,857	115,606
Deferred revenue	64,269	65,259
Short-term borrowings	154,218	156,678
Current portion of long-term debt	171,261	67,576
Current portion of long-term operating lease obligations	216,656	207,196
Other current liabilities	211,028	212,477
Total current liabilities	3,917,166	3,732,710

Long-term debt	273,800	353,342
Long-term operating lease obligations	981,063	859,477
Convertible notes	—	589,851
Defined severance benefits and other	149,404	135,203
Total liabilities	5,321,433	5,670,583

Commitments and contingencies
Redeemable convertible preferred units no par value; no units authorized, issued or outstanding, and no liquidation preference as of March 31, 2021; 1,448,632,049 units authorized, 1,372,898,443 units issued, 1,329,464,982 units outstanding, and aggregate liquidation preference of $3,584,028 as of December 31, 2020	—	3,465,611
Stockholders'/members’ equity (deficit)
Common units no par value; no units authorized, issued or outstanding as of March 31, 2021; 264,166,544 units authorized, 114,566,705 units issued, and 105,822,205 units outstanding as of December 31, 2020	—	45,122
Class A common stock, $0.0001 par value, 10,000,000,000 shares authorized and 1,557,739,938 shares issued and outstanding as of March 31, 2021; Class B common stock, $0.0001 par value, 250,000,000 shares authorized and 174,802,990 shares issued and outstanding as of March 31, 2021; no shares of Class A and Class B common stock authorized, issued and outstanding as of December 31, 2020	173	—
Additional paid-in capital	7,693,115	25,036
Accumulated other comprehensive loss	(15,203)	(31,093)
Accumulated deficit	(4,402,960)	(4,107,927)
Total stockholders'/members’ equity (deficit)	3,275,125	(4,068,862)
Total liabilities, redeemable convertible preferred units and stockholders'/members’ equity (deficit)	$8,596,558	$5,067,332

COUPANG, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2021	2020
Net retail sales	$3,807,043	$2,236,462
Net other revenue	399,817	176,797
Total net revenues	4,206,860	2,413,259

Cost of sales	3,474,354	1,982,964
Operating, general and administrative	999,822	503,932
Total operating cost and expenses	4,474,176	2,486,896

Operating loss	(267,316)	(73,637)

Interest income	940	5,163
Interest expense	(24,823)	(26,515)
Other expense, net	(3,826)	(10,241)
Loss before income taxes	(295,025)	(105,230)

Income tax expense	8	123

Net loss	(295,033)	(105,353)
Less: premium on repurchase of redeemable convertible preferred units	—	(34,871)
Net loss attributable to Class A and Class B common stockholders	$(295,033)	$(140,224)

Net loss attributable to Class A and Class B common stockholders per share, basic and diluted	$(0.68)	$(5.74)
Weighted-average shares used in computing net loss per share attributable to Class A and Class B common stockholders, basic and diluted	434,917	24,409

COUPANG, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(Unaudited)

	Three Months Ended March 31,
	2021	2020
Operating activities:
Net loss	$(295,033)	$(105,353)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	47,384	25,412
Provision for severance benefits	32,272	14,782
Equity-based compensation	86,966	6,380
Paid-in-kind interest and accretion of discount on convertible notes	20,148	20,686
Revaluation of derivative instrument	—	17,890
Non-cash operating lease expense	57,318	27,379
Non-cash others	15,153	9,545
Change in operating assets and liabilities:
Accounts receivable, net	(14,076)	(14,181)
Inventories	(209,443)	(9,075)
Other assets	(72,439)	(58,738)
Accounts payable	166,536	353,278
Accrued expenses	22,737	(18,328)
Deferred revenue	1,603	31,246
Other liabilities	(42,475)	13,797
Net cash (used in) provided by operating activities	(183,349)	314,720

Investing activities:
Purchases of property and equipment	(146,831)	(68,105)
Proceeds from sale of property and equipment	30	45
Other investing activities	(3,681)	3,854
Net cash used in investing activities	(150,482)	(64,206)

Financing activities:
Proceeds from issuance of Class A common stock upon initial public offering, net of underwriting discounts	3,431,277	—
Deferred offering costs paid	(11,618)	—
Repurchase of common units and preferred units	—	(38,174)
Proceeds from issuance of common stock/units, equity-based compensation plan	43,735	5,193
Proceeds from short-term borrowings and long-term debt	56,464	152,330
Repayment of short-term borrowings and long-term debt	(13,687)	(4,637)
Other financing activities	(487)	(433)
Net cash provided by financing activities	3,505,684	114,279
Effect of exchange rate changes on cash and cash equivalents, and restricted cash	(39,457)	(55,752)
Net increase in cash and cash equivalents, and restricted cash	3,132,396	309,041
Cash and cash equivalents, and restricted cash at beginning of the year	1,401,302	1,371,535
Cash and cash equivalents, and restricted cash at end of the year	$4,533,698	$1,680,576

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This information contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical, including statements regarding our future results of operations or financial condition, business strategy and plans, and objectives of management for future operations are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “toward,” “will,” or “would,” or the negative of these words or other similar terms or expressions that conveys uncertainty of future events or outcomes.
You should not rely on forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this report on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, and results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties, and other factors included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our final prospectus dated March 10, 2021, as filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended (File No. 333-253030) (“Final Prospectus”). Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. The results, events, and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements.

The forward-looking statements made in this report relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of this report or to reflect new information, actual results, revised expectations, or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments.

Investors and others should note that we may announce material business and financial information to our investors using our investor relations website (ir.aboutcoupang.com), our filings with the Securities and Exchange Commission (SEC), webcasts, press releases, and conference calls. We use these mediums, including our website, to communicate with investors and the general public about our company, our products, and other issues. It is possible that the information that we make available on our website may be deemed to be material information. We therefore encourage investors and others interested in our company to review the information that we make available on our website.

The information that can be accessed through hyperlinks or website addresses included herein is deemed not to be incorporated in or part of this press release.

Reconciliations of Non-GAAP Measures

The following tables present the reconciliations from each U.S. GAAP measure to its corresponding non-GAAP measure for the periods noted:

Adjusted EBITDA and Adjusted EBITDA Margin

	Three Months Ended March 31,
	2021	2020

	(in thousands)
Total net revenues	$4,206,860	$2,413,259

Net loss	(295,033)	(105,353)
Net loss margin	(7.0)%	(4.4)%
Adjustments:
Depreciation and amortization[1]	47,384	25,412
Interest expense	24,823	26,515
Interest income	(940)	(5,163)
Income tax expense	8	123
Other expense, net	3,826	10,241
Equity-based compensation[2]	86,966	6,380
Adjusted EBITDA	$(132,966)	$(41,845)
Adjusted EBITDA margin	(3.2)%	(1.7)%
_____________
1.Depreciation and amortization includes amounts in cost of sales of $11 million and $5 million for the three months ended March 31, 2021 and 2020, respectively, and amounts in operating, general and administrative of $36 million and $20 million for the three months ended March 31, 2021 and 2020, respectively.
2.Equity-based compensation includes amounts in cost of sales of $2 million and $0 million for the three months ended March 31, 2021 and 2020, respectively, and amounts in operating, general and administrative of $85 million and $6 million for the three months ended March 31, 2021 and 2020, respectively.

Adjusted Operating, General and Administrative and Margin

	Three Months Ended March 31,
	2021	2020

	(in thousands)
Total net revenues	$4,206,860	$2,413,259

Operating, general and administrative	999,822	503,932
Operating, general and administrative margin	23.8%	20.9%
Adjustments:
Depreciation and amortization	35,929	20,245
Equity-based compensation	85,357	6,198
Adjusted operating, general and administrative	$878,536	$477,489
Adjusted operating, general and administrative margin	20.9%	19.8%

Constant Currency Revenue and Constant Currency Revenue Growth

	Three Months Ended March 31,
	2021	2020

	(in thousands)
Total net revenues	$4,206,860	$2,413,259
Total net revenues growth	74%	79%
Adjustment:
Exchange rate effect	(280,375)	146,973
Total net revenues, constant currency	$3,926,485	$2,560,232
Total net revenues growth, constant currency	63%	90%